Exhibit 99.1


                                  CERTIFICATION

In connection with the Quarterly Report of MedAmicus, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on July 31, 2002 (the "Report"), I, James D. Hartman, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   August 12, 2002
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                                        /s/ James D. Hartman
                                        ----------------------------------------
                                        President, Chief Executive Officer
                                        and Chief Financial Officer